EXHIBIT 10.2

JACKSONVILLE BANCORP, INC.

ELECTION FORM
TO REDUCE COMMITMENTS UNDER
THE LOAN AGREEMENTS

TO:	Jacksonville Bancorp, Inc.

RE:	Loan Agreements and Revolving Loan Notes dated
as of January 1, 2011 and October 17, 2011 (the “Loan Agreements”)

In response to your letter dated as of May 9, 2013:

________	I hereby elect to have the Revolving Loan Commitments under the Loan
(initials)	Agreements reduced from $_______ to $0;

or

________	I hereby elect to have the Revolving Loan Commitments under the Loan
(initials)	Agreements remain unchanged.

If I have elected to reduce the Revolving Loan Commitments, it will be reduced as of July 1, 2013, and the Loan Agreements will be deemed amended as of that date without any further action required.

Date:	_______ ____, 2013
Signature
Print name:

Schedule to Exhibit 10.2

The Election Form to reduce commitments under the loan agreements was executed by the following persons for the revolving loan commitment amounts set forth beside their names:

Robert B. and Candy K. Goldstein – $500,000
Cheryl Rose – $100,000
John P. Sullivan (through trust) – $200,000
Price W. Schwenck – $200,000
John W. Rose and Cheryl Rose – $100,000
John W. Rose (through 401(k) account) – $450,000
Triad Financial Services, Inc. – $250,000